UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-09005

Name of Registrant:	Vanguard Massachusetts Tax-Exempt Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004 - May 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Massachusetts Tax-Exempt Fund

May 31, 2005

CONTENTS

 1 CHAIRMAN'S LETTER
 5 ADVISOR'S REPORT
 7 FUND PROFILE
 8 GLOSSARY OF INVESTMENT TERMS
 9 PERFORMANCE SUMMARY
10 FINANCIAL STATEMENTS
22 ABOUT YOUR FUND'S EXPENSES
23 ADVISORY AGREEMENT

SUMMARY

• Vanguard Massachusetts Tax-Exempt Fund provided a respectable return in a bond market that featured unusual variations in yield at the short and long ends of the maturity spectrum.
• The fund’s 3.6% return exceeded the average return of its mutual fund peers.
• The fund’s yield rose slightly during the period, as long-term yields remained very low.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

During the first six months of our 2005 fiscal year, bond yields at the short end of the maturity spectrum moved sharply higher, while yields at the longer end decreased.

With this backdrop, the Massachusetts Tax-Exempt Fund produced a 3.6% return, a result that outpaced the 3.3% average result for peer funds.

The table below presents the six-month total return for the fund, as well as for its comparative standards. We also show the fund’s SEC 30-day yield and taxable-equivalent yield as of May 31. The taxable-equivalent yield can be helpful in comparing the fund’s yield with those of fully taxable bond funds.

Please see the table on page 4 for the fund’s starting and ending net asset values, as well as per-share distributions during the period.

Total Returns	Six Months Ended May 31, 2005

Vanguard Massachusetts
Tax-Exempt Fund	3.6%
SEC 30-Day Annualized Yield: 3.53%
Taxable-Equivalent Yield: 5.73%*
Lehman 10 Year Municipal Bond Index	3.1
Average Massachusetts
Municipal Debt Fund**	3.3
Lehman Municipal Bond Index	3.5

 *This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35% and the maximum Commonwealth of Massachusetts income tax rate. Please see the prospectus for a detailed explanation of the calculation.
**Derived from data provided by Lipper Inc.

IN THE TAXABLE BOND MARKET, RETURNS WERE MODEST

The Lehman Brothers Aggregate Bond Index, which reflects the performance of the taxable investment-grade bond market, gained a modest 2.9% during the six-month period. Corporate issues trailed their U.S. government and municipal counterparts.

The Federal Reserve Board continued its campaign to short-circuit any surge in inflation by raising its target for the federal funds rate four times during the period. The Fed’s last move, in early May, brought the target rate to 3.00%—a full percentage point higher than its level at the start of the six-month period. Paralleling the Fed’s actions, the yield of the 3-month U.S. Treasury bill increased, closing the period at 2.94%. A year ago, the 3-month bill yielded 1.06%. The T-bill yield serves as a good proxy for taxable money market rates.

Despite the continued rise in short-term interest rates, longer-term rates declined. The yield of the 10-year Treasury note, watched closely by many investors, finished the period at 3.98%, 37 basis points (0.37 percentage point) below its level on November 30, 2004. The yield of the 30-year Treasury bond fell 68 basis points to 4.32%.

THE BUMPY RIDE FOR STOCKS CONTINUED

While U.S. stocks rallied in December, February, and then again in May, the market was unable to sustain any strong advance. On balance, the six-month period seemed to be a case study in the impossibility of predicting the market’s near-term performance.

Although the U.S. economy grew during the half-year, concern about the expansion’s durability seemed to underlie the market’s fragility. Persistent worries over high oil prices and other inflationary influences continued to unnerve investors, with every piece of good news seemingly followed by a high-profile disappointment.

Market Barometer	Total Returns Periods Ended May 31, 2005
	Six Months	One Year	Five Years*

Bonds
Lehman Aggregate Bond Index	2.9%	6.8%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	3.5	8.0	7.3
Citigroup 3-Month Treasury Bill Index	1.2	1.9	2.5

Stocks
Russell 1000 Index (Large-caps)	3.3%	9.4%	-1.5%
Russell 2000 Index (Small-caps)	-2.1	9.8	6.7
Dow Jones Wilshire 5000 Index	2.7	9.7	-0.6
(Entire market)
MSCI All Country World Index
ex USA (International)	2.7	17.4	1.2

CPI
Consumer Price Index	1.8%	2.8%	2.5%

*Annualized

The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned a modest 2.7% for the six months. In a reversal of recent trends, large-capitalization stocks outperformed the market's smaller companies in the period. As has been the case for much of the past five years, value stocks outpaced growth. Overall, the performance of international stocks mirrored that of their U.S. counterparts.

THE FUND MET ITS OBJECTIVE IN AN UNUSUAL INTEREST RATE ENVIRONMENT

As was the case for the taxable bond market, performance in the broad municipal bond market differed markedly by maturity range during the fiscal half-year. While the yields of shorter-term securities rose substantially, those of longer-term securities fell.

The fund's composition of short-, intermediate-, and long-term securities put it in position to deliver the unusual combination of a slightly higher yield and a small capital return. During the six months, the rise in the yields of the portfolio's shorter-term securities helped boost the fund's annualized yield by 4 basis points, to 3.53%. At the same time, the portfolio's longer-term securities experienced the price appreciation produced by declining long-term rates.

Of the fund's 3.6% total return, 1.6% came from capital appreciation and 2.0% from income. (It's worth noting that a bond fund's semi-annual return includes just a half-year's worth of interest income, but reflects the full impact of any price changes resulting from interest rate trends.) During the six months, the advisor, Vanguard Fixed Income Group, modestly reduced the fund's sensitivity to interest rate changes by lowering its average duration. This positioning was a slight drawback during the period but should offer a measure of protection against future rate increases.

Annualized Expense Ratios:* Your fund compared with its peer group	Expense Ratio

Massachusetts Tax-Exempt Fund	0.14%
Average Massachusetts Municipal Debt Fund	1.23

*Fund expense ratio reflects the six months ended May 31, 2005 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The fund’s competitive showing in relation to its peers is a tribute to the talents of Vanguard Fixed Income Group. It also underscores the value of the fund’s extremely low operating expenses. These low costs are key as the advisor strives to deliver competitive returns without taking undue risks, such as holding lower-quality securities. The table above summarizes the expense ratios for the fund and its peer group.

For more information about the environment in which the fund operated over the past six months, please see the Advisor’s Report, which begins on page 5.

IN INVESTING, KEEP YOUR FOCUS ON THE LONG RUN

Some investors expend much time and energy searching for the “hottest,” best-performing sectors, styles, and funds. Over the years, Vanguard has repeatedly counseled investors to tune out the markets’ “noise,” maintain focus, and stick to a diversified, long-term investment plan. A carefully crafted plan, grounded in the principles of diversification and balance, never goes out of fashion. For investors in high income tax brackets, the Massachusetts Tax-Exempt Fund can serve as a valuable component of a tax-conscious investment portfolio.

If you are interested in fine-tuning your investment plan, or would like to explore a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 15, 2005

Your Fund's Performance at a Glance		November 30, 2004-May 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Massachusetts
Tax-Exempt Fund	$10.18	$10.34	$0.207	$0.000

ADVISOR’S REPORT

During the first half of the 2005 fiscal year, the Massachusetts Tax-Exempt Fund returned 3.6%.

THE INVESTMENT ENVIRONMENT

Over the six months ended May 31, the U.S. investment environment was characterized by brisk economic expansion, an improving labor market, and a modest acceleration in the inflation rate. The most significant influence on the fixed income market was the Federal Reserve Board’s continued hikes in interest rates. From the beginning of December to the end of May, the Fed increased its target for the federal funds rate by a full percentage point, to 3.00%.

Fed officials maintained that even after the tightening, “the stance of monetary policy remains accommodative.” So far, the Fed’s slow-but-steady increases—intended to ward off any acceleration in inflation—have been seen as a logical response to a generally favorable economic picture marked by a few patches of weakness. For example, although the inflation-adjusted gross domestic product grew at a respectable 3.8% annual rate in the first calendar quarter and job growth accelerated, the Fed voiced concern in early May about a slowdown in consumer spending, most likely a result of higher energy prices, and about signs of inflationary pressure. Nonetheless, Fed officials maintained longer-term expectations of low and stable inflation.

Investment Philosophy

The advisor believes that the fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and Massachusetts income taxes by investing in high-quality securities issued by Massachusetts state, county, and municipal governments.

As the fiscal half-year ended, the Fed had not signaled any imminent change in its monetary strategy, and some analysts believed that the central bank would continue to boost short-term rates at a “measured pace” of 25-basis-point increments.

THE YIELD CURVE FLATTENED

During the past six months, the yields of shorter-term municipal bonds increased, while those of longer-term securities declined (see the table below), a dynamic described as a flattening of the yield curve. Treasury yields followed a similar pattern, though with more modest increases in short-term bond yields and sharper declines for long-term Treasury yields. As these differences suggest, longer-term Treasury securities outperformed their municipal counterparts during the six months.

Yields of Municipal Bonds (AAA-Rated General-Obligation Issues)
Maturity	Nov. 30, 2004	May 31, 2005	Change (basis points)

2 years	2.19%	2.76%	+57
5 years	2.85	3.01	+16
10 years	3.66	3.49	-17
30 years	4.76	4.26	-50

Source: The Vanguard Group

State and local treasurers have taken advantage of persistently low long-term interest rates to refinance existing debt on more favorable terms. During the first half of the fund’s fiscal year, the rate of municipal bond issuance increased by 7.6% over the same period a year earlier, with much of the volume driven by such refunding. Massachusetts, however, countered this trend; the state issued just $5.5 billion in new securities, a 12.5% decline from the year-earlier period.

MANAGEMENT OF THE FUND

The six-month performance of the Massachusetts Tax-Exempt Fund surpassed the average return of its peer group. We adhered to our long-standing strategy of investing the fund’s assets in higher-quality securities.

During the half-year, we slightly reduced the fund’s sensitivity to interest-rate risk. This positioning worked against us a bit during the period, but it can be expected to provide some protection from any rebound in interest rates. Historically, our ability to take a conservative approach to fund management while still delivering competitive long-term returns has been based largely on the cost advantage we have enjoyed relative to peer funds. In the current market environment, the value of low costs is starkly clear. Yields remain low, and even seemingly small differences in expense ratios can consume a large proportion of the return available to shareholders.

Christopher M. Ryon, PRINCIPAL
VANGUARD FIXED INCOME GROUP

JUNE 21, 2005

FUND PROFILE

As of 5/31/2005 This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

MASSACHUSETTS TAX-EXEMPT FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	191	6,353	35,347
Yield	3.5%	--	--
Yield to Maturity	3.3%+	3.5%	3.7%
Average Coupon	4.5%	5.1%	5.1%
Average Effective Maturity	7.3 years	7.3 years	6.4 years
Average Quality	AAA	AA†	AA†
Average Duration	5.7 years	5.9%	5.2%
Expense Ratio	0.14%††	--	--
Short-Term Reserves	13%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.97	1.00	0.97	1.00
Beta	0.85	1.00	1.00	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	14%
1-5 Years	17
5-10 Years	45
10-20 Years	22
20-30 Years	2

Total	100%

Distribution by Credit Quality (% of portfolio)

MIG-1‡	1%
AAA	71
AA	20
A	3
BBB	5

Total	100%

Investment Focus

 *Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
† Before expenses.
†† Annualized.
‡ Moody’s Investors Service.

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY

As of 5/31/2005 All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

MASSACHUSETTS TAX-EXEMPT FUND

Fiscal-Year Total Returns (%) December 9, 1998-May 31, 2005
	Massachusetts Tax-Exempt Fund			Lehman Index*		Massachusetts Tax-Exempt Fund			Lehman Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1999	-7.5%	4.1%	-3.4%	-0.8%	2003	2.2%	4.5%	6.7%	6.9%
2000	3.8	5.4	9.2	7.7	2004	-0.9	4.2	3.3	4.0
2001	3.9	5.0	8.9	8.2	2005**	1.6	2.0	3.6	3.1
2002	0.8	4.8	5.6	6.7

*Lehman 10 Year Municipal Bond Index. **Six months ended May 31, 2005. Note: See Financial Highlights table on page 19 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Massachusetts Tax-Exempt Fund	12/9/1998	2.11%	6.42%	0.22%	4.65%	4.87%

As of 5/31/2005 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s municipal bond holdings, including each security’s market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values. The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Massachusetts Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
MUNICIPAL BONDS (99.2%)

Bedford MA BAN	3.500%	9/28/2005	$2,936	$2,942
Beverly MA GO	5.250%	11/1/2012 (1)	1,925	2,160
Beverly MA GO	5.250%	11/1/2013 (1)	1,855	2,094
Boston MA Convention Center Rev	5.000%	5/1/2018 (2)	4,975	5,360
Boston MA GO	5.750%	2/1/2010 (Prere.)	1,955	2,184
Boston MA GO	5.000%	2/1/2018 (1)	3,765	4,075
Boston MA Special Obligation Rev. (Boston City Hosp.)	5.000%	8/1/2017 (1)	2,000	2,162
Boston MA Water & Sewer Comm. Rev	5.750%	11/1/2013	540	609
Chelsea MA GO	5.500%	6/15/2009 (2)	90	99
Dudley Charlton MA Regional School Dist. GO	5.125%	6/15/2014 (3)	2,305	2,597
Foxborough MA Stadium Infrastructure Improvement Rev	5.750%	6/1/2025	2,500	2,752
Framingham MA Housing Auth. Mortgage Rev	6.200%	2/20/2021	900	1,008
Framingham MA Housing Auth. Mortgage Rev	6.350%	2/20/2032	2,000	2,223
Holyoke MA Gas & Electric Dept. Rev	5.000%	12/1/2021 (1)	2,395	2,552
Littleton MA GO	5.000%	1/15/2022 (3)	1,280	1,383
Lynn MA GO	5.250%	6/1/2013 (2)	1,530	1,660
Malden MA GO	5.200%	8/1/2014 (1)	2,700	2,849
Malden MA GO	5.100%	8/1/2017 (1)	2,765	2,897
Marlborough MA GO	6.750%	6/15/2008 (3)	1,400	1,554

Massachusetts Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
Mashpee MA GO	5.125%	2/1/2008 (1)(Prere.)	$1,025	1,093
Mashpee MA GO	5.350%	2/1/2008 (1)(Prere.)	1,525	1,635
Massachusetts Bay Transp. Auth. Rev	7.000%	3/1/2009	2,000	2,271
Massachusetts Bay Transp. Auth. Rev	5.250%	7/1/2010 (Prere.)	3,950	4,350
Massachusetts Bay Transp. Auth. Rev	5.500%	7/1/2022	5,285	6,238
Massachusetts Bay Transp. Auth. Rev	5.000%	7/1/2023	10,000	11,182
Massachusetts Bay Transp. Auth. Rev	5.250%	7/1/2023	5,325	6,124
Massachusetts Bay Transp. Auth. Rev	5.500%	7/1/2024	2,500	2,964
Massachusetts Bay Transp. Auth. Rev	5.250%	7/1/2030	1,050	1,124
Massachusetts College Building Auth. Rev	0.000%	5/1/2017 (10)	3,340	2,021
Massachusetts Dev. Finance Agency Rev
(Boston Univ.)	5.375%	5/15/2039	1,575	1,750
Massachusetts Dev. Finance Agency Rev
(Boston Univ.) VRDO	2.850%	6/1/2005 (10)	8,700	8,700
Massachusetts Dev. Finance Agency Rev
(Boston Univ.) VRDO	3.030%	6/7/2005 (10)	1,500	1,500
Massachusetts Dev. Finance Agency Rev
(Brooks School) VRDO	2.970%	6/7/2005 (1)	3,500	3,500
Massachusetts Dev. Finance Agency Rev
(College of Pharmacy and Allied Health Services)	5.750%	7/1/2033	1,000	1,067
Massachusetts Dev. Finance Agency Rev
(Deerfield Academy)	5.000%	10/1/2028	1,500	1,592
Massachusetts Dev. Finance Agency Rev
(Deerfield Academy)	5.000%	10/1/2033	2,000	2,110
Massachusetts Dev. Finance Agency Rev
(Jewish Philanthropies)	5.250%	2/1/2022	2,750	2,994
Massachusetts Dev. Finance Agency Rev
(Mount Holyoke College)	5.250%	7/1/2031	4,000	4,250
Massachusetts Dev. Finance Agency Rev
(Neville Communities)	6.000%	6/20/2044	1,500	1,684
Massachusetts Dev. Finance Agency Rev
(Smith College)	5.750%	7/1/2010 (Prere.)	1,195	1,354
Massachusetts Dev. Finance Agency Rev
(Smith College)	5.750%	7/1/2010 (Prere.)	3,000	3,400
Massachusetts Dev. Finance Agency Rev
(Smith College) VRDO	2.910%	6/7/2005	1,000	1,000
Massachusetts Dev. Finance Agency Rev
(Suffolk Univ.)	5.850%	7/1/2029	2,000	2,077
Massachusetts Dev. Finance Agency Rev
(Western New England College)	5.875%	12/1/2022	600	640
Massachusetts Dev. Finance Agency Rev
(Western New England College)	6.125%	12/1/2032	1,000	1,067
Massachusetts Dev. Finance Agency Rev
(Xaverian Brothers High School)	5.550%	7/1/2019	1,000	1,048
Massachusetts Dev. Finance Agency Rev
(Xaverian Brothers High School)	5.650%	7/1/2029	1,500	1,561
Massachusetts Educ. Finance Auth. Educ. Loan Rev	4.550%	7/1/2009 (2)	1,060	1,062
Massachusetts Educ. Finance Auth. Educ. Loan Rev	4.650%	7/1/2010 (2)	795	797
Massachusetts Educ. Finance Auth. Educ. Loan Rev	5.000%	1/1/2013 (2)	1,445	1,470
Massachusetts Educ. Finance Auth. Educ. Loan Rev	5.300%	1/1/2016 (2)	2,175	2,219
Massachusetts Educ. Finance Auth. Educ. Loan Rev	6.050%	12/1/2017 (1)	1,815	1,864

Massachusetts Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
Massachusetts GAN	5.125%	12/15/2010	1,480	1,586
Massachusetts GAN	5.750%	12/15/2010	3,000	3,381
Massachusetts GAN	5.125%	12/15/2012	1,750	1,876
Massachusetts GO	5.500%	7/1/2005 (2)(Prere.)	3,500	3,543
Massachusetts GO	5.250%	9/1/2008	1,850	1,977
Massachusetts GO	5.625%	6/1/2010 (Prere.)	1,450	1,622
Massachusetts GO	5.750%	6/1/2010 (Prere.)	3,290	3,700
Massachusetts GO	5.750%	6/1/2010 (Prere.)	8,545	9,609
Massachusetts GO	5.500%	10/1/2018	4,955	5,784
Massachusetts GO	5.250%	8/1/2022	5,000	5,750
Massachusetts GO	5.500%	12/1/2022 (4)	2,000	2,369
Massachusetts GO	5.500%	12/1/2023 (2)	1,030	1,222
Massachusetts GO VRDO	2.980%	6/1/2005	5,865	5,865
Massachusetts GO VRDO	2.980%	6/1/2005	1,860	1,860
Massachusetts GO VRDO	3.060%	6/7/2005	1,600	1,600
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.250%	7/1/2021	6,765	7,884
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.500%	7/1/2032	3,000	3,665
Massachusetts Health & Educ. Fac. Auth. Rev
(Baystate Medical Center)	5.750%	7/1/2033	5,000	5,369
Massachusetts Health & Educ. Fac. Auth. Rev
(Berklee College of Music)	5.000%	10/1/2017 (1)*	1,250	1,321
Massachusetts Health & Educ. Fac. Auth. Rev
(Boston Medical Center)	5.000%	7/1/2019 (1)	50	52
Massachusetts Health & Educ. Fac. Auth. Rev
(Caritas Christi Obligated Group)	6.750%	7/1/2016	2,000	2,263
Massachusetts Health & Educ. Fac. Auth. Rev
(Dana Farber Cancer Project)	6.250%	12/1/2005 (Prere.)	3,850	3,992
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.)	6.000%	7/1/2010 (Prere.)	5,825	6,675
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.)	6.250%	4/1/2020	1,000	1,265
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.)	5.125%	7/15/2037	5,000	5,294
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.) TOB VRDO	2.990%	6/7/2005 (Prere.)**	4,000	4,000
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.) VRDO	2.800%	6/7/2005	300	300
Massachusetts Health & Educ. Fac. Auth. Rev
(Lahey Clinic Medical Center)	5.375%	7/1/2023 (1)	3,500	3,507
Massachusetts Health & Educ. Fac. Auth. Rev
(Massachusetts General Hosp.)	6.250%	7/1/2012 (2)	500	556
Massachusetts Health & Educ. Fac. Auth. Rev
(Milton Hosp.)	5.500%	7/1/2010	520	540
Massachusetts Health & Educ. Fac. Auth. Rev
(Milton Hosp.)	5.500%	7/1/2016	1,235	1,255
Massachusetts Health & Educ. Fac. Auth. Rev
(New England Medical Center Hosp.)	5.375%	5/15/2013 (3)	3,835	4,260
Massachusetts Health & Educ. Fac. Auth. Rev
(New England Medical Center Hosp.)	5.375%	5/15/2014 (3)	3,000	3,316
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.250%	7/1/2011	2,080	2,244

Massachusetts Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.250%	7/1/2012	2,850	3,061
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.250%	7/1/2014	1,000	1,067
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.250%	7/1/2015 (1)	390	409
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.250%	7/1/2015	3,000	3,189
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.375%	7/1/2024 (1)	1,640	1,715
Massachusetts Health & Educ. Fac. Auth. Rev
(Simmons College)	5.000%	10/1/2020 (3)	1,090	1,185
Massachusetts Health & Educ. Fac. Auth. Rev
(Simmons College)	5.000%	10/1/2022 (3)	1,175	1,269
Massachusetts Health & Educ. Fac. Auth. Rev. (Tufts Univ.)	5.250%	2/15/2030	2,000	2,118
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts Memorial Health Care Inc.)	5.250%	7/1/2014 (2)	1,000	1,072
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts Memorial Health Care Inc.)	6.500%	7/1/2021	5,000	5,534
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts Memorial Health Care Inc.)	6.625%	7/1/2032	1,000	1,099
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts)	5.875%	10/1/2010 (3)(Prere.)	4,000	4,573
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts)	5.125%	10/1/2027 (3)	1,850	1,968
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts)	5.125%	10/1/2034 (3)	2,500	2,645
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts) VRDO	2.920%	6/7/2005 LOC	5,000	5,000
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts/Worcester)	5.125%	10/1/2023 (3)	1,000	1,076
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts/Worcester)	5.250%	10/1/2031 (1)	4,000	4,336
Massachusetts Health & Educ. Fac. Auth. Rev
(Wellesley College)	5.000%	7/1/2023	2,400	2,584
Massachusetts Health & Educ. Fac. Auth. Rev
(Wellesley College) VRDO	2.910%	6/1/2005	4,325	4,325
Massachusetts Health & Educ. Fac. Auth. Rev
(Williams College)	5.000%	7/1/2028	1,000	1,059
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.)	5.000%	7/15/2036	2,500	2,671
Massachusetts Housing Finance Agency Housing Rev	5.700%	7/1/2020 (2)	1,500	1,579
Massachusetts Housing Finance Agency Housing Rev	5.800%	7/1/2030 (2)	1,500	1,572
Massachusetts Housing Finance Agency Housing Rev
(Rental Housing)	5.550%	7/1/2032 (4)	1,500	1,566
Massachusetts Housing Finance Agency
Housing Rev. VRDO	2.940%	6/7/2005	2,985	2,985
Massachusetts Housing Finance Agency Rev
(Housing Dev.)	5.050%	6/1/2010 (1)	585	595
Massachusetts Housing Finance Agency Rev
(Housing Dev.)	5.150%	12/1/2011 (1)	935	946

Massachusetts Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
Massachusetts Housing Finance Agency
Single Family Housing Rev	5.650%	6/1/2031 (4)	755	756
Massachusetts Ind. Finance Agency Resource
Recovery Rev. (Refusetech Inc.)	6.300%	7/1/2005	3,055	3,061
Massachusetts Ind. Finance Agency Rev
(Babson College)	5.375%	10/1/2017	1,000	1,049
Massachusetts Ind. Finance Agency Rev
(Buckingham Browne) VRDO	2.970%	6/7/2005 LOC	5,200	5,200
Massachusetts Ind. Finance Agency Rev
(College of the Holy Cross)	5.500%	3/1/2016 (1)	1,000	1,038
Massachusetts Muni. Wholesale Electric Co.
Power System Rev	5.000%	7/1/2010 (2)	815	873
Massachusetts Muni. Wholesale Electric Co.
Power System Rev	5.250%	7/1/2012 (1)	2,975	3,309
Massachusetts Muni. Wholesale Electric Co.
Power System Rev	5.250%	7/1/2013 (1)	3,255	3,619
Massachusetts Muni. Wholesale Electric Co.
Power System Rev	5.250%	7/1/2016 (1)	4,500	4,951
Massachusetts Port Auth. Rev	5.250%	7/1/2008 (4)	2,000	2,122
Massachusetts Port Auth. Rev	5.250%	7/1/2008	1,325	1,394
Massachusetts Port Auth. Rev	5.500%	7/1/2009 (4)	2,000	2,168
Massachusetts Port Auth. Rev	5.100%	7/1/2010	1,175	1,220
Massachusetts Port Auth. Rev	5.750%	7/1/2010	1,000	1,112
Massachusetts Port Auth. Rev	5.250%	7/1/2013 (1)	2,260	2,384
Massachusetts Port Auth. Rev	5.375%	7/1/2018	2,000	2,135
Massachusetts Port Auth. Rev	5.750%	7/1/2019	1,000	1,082
Massachusetts Special Obligation Rev	5.500%	6/1/2010 (2)	3,150	3,255
Massachusetts Special Obligation Rev	5.000%	6/1/2017	2,040	2,151
Massachusetts Turnpike Auth. Rev
(Metro. Highway System)	0.000%	1/1/2020 (1)	3,000	1,588
Massachusetts Turnpike Auth. Rev
(Metro. Highway System)	0.000%	1/1/2025 (1)	5,000	2,044
Massachusetts Turnpike Auth. Rev
(Metro. Highway System)	0.000%	1/1/2028 (1)	6,530	2,268
Massachusetts Water Pollution Abatement Trust	5.375%	8/1/2009 (Prere.)	1,435	1,574
Massachusetts Water Pollution Abatement Trust	5.750%	8/1/2009 (Prere.)	615	684
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/2017	5,000	5,647
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/2022	3,500	4,049
Massachusetts Water Pollution Abatement Trust	5.375%	8/1/2027	2,565	2,764
Massachusetts Water Pollution Abatement Trust	5.500%	8/1/2029	1,000	1,083
Massachusetts Water Pollution Abatement Trust	5.750%	8/1/2029	2,490	2,731
Massachusetts Water Resources Auth. Rev	5.500%	11/1/2006 (3)(Prere.)	120	125
Massachusetts Water Resources Auth. Rev	6.000%	12/1/2011 (3)	4,120	4,690
Massachusetts Water Resources Auth. Rev. VRDO	2.970%	6/1/2005 LOC	3,000	3,000
Massachusetts Water Resources Auth. Rev. VRDO	2.950%	6/7/2005 (3)	4,800	4,800
Massachusetts Water Resources Auth. Rev. VRDO	2.950%	6/7/2005 (2)	760	760
Narragansett MA Regional School Dist. GO	6.500%	6/1/2013 (2)	1,210	1,398
Pittsfield MA GO	5.000%	4/15/2018 (1)	1,000	1,086
Quabog MA Regional School Dist. GO	5.500%	6/1/2018 (4)	1,355	1,507
Quabog MA Regional School Dist. GO	5.500%	6/1/2019 (4)	1,355	1,503
Rail Connections Inc. Massachusetts Rev	5.250%	7/1/2008 (ETM)	705	754

Massachusetts Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
Rail Connections Inc. Massachusetts Rev	5.300%	7/1/2009 (ETM)	340	370
Rail Connections Inc. Massachusetts Rev	5.400%	7/1/2009 (Prere.)	520	577
Rail Connections Inc. Massachusetts Rev	5.500%	7/1/2009 (Prere.)	1,175	1,309
Rail Connections Inc. Massachusetts Rev	6.000%	7/1/2009 (Prere.)	570	646
Rail Connections Inc. Massachusetts Rev	6.000%	7/1/2009 (Prere.)	1,030	1,167
Route 3 North Transp. Improvement Assoc
Massachusetts Lease Rev	5.375%	6/15/2010 (1)(Prere.)	2,500	2,767
Shrewsbury MA GO	5.000%	8/15/2013	1,030	1,134
Shrewsbury MA GO	5.000%	8/15/2017	1,900	2,077
Shrewsbury MA GO	5.000%	8/15/2018	3,185	3,478
Shrewsbury MA GO	5.000%	8/15/2019	1,000	1,092
Tantasqua MA Regional School Dist. GO	5.125%	8/15/2015 (4)	2,575	2,827
Univ. of Massachusetts Building Auth. Refunding Rev	6.875%	5/1/2014	1,000	1,231
Univ. of Massachusetts Building Auth. Rev	5.500%	11/1/2015 (2)	2,600	2,871
Univ. of Massachusetts Building Auth. Rev	5.500%	11/1/2018 (2)	2,400	2,645
Univ. of Massachusetts Building Auth. Rev	5.125%	11/1/2019	1,135	1,223
Westborough MA GO	5.000%	11/15/2008	3,460	3,690
Westfield MA GO	5.000%	5/1/2010 (3)(Prere.)	1,715	1,881
Worcester MA GO	5.500%	10/1/2009 (3)	1,000	1,098
Worcester MA GO	5.500%	8/15/2014 (3)	1,445	1,625
Worcester MA GO	5.750%	4/1/2015 (4)	1,000	1,122
Worcester MA GO	5.500%	8/15/2015 (3)	1,190	1,329
Worcester MA GO	5.625%	8/15/2016 (3)	1,640	1,840
Worcester MA GO	5.250%	8/15/2021 (3)	1,500	1,635
Outside Massachusetts:
Puerto Rico Electric Power Auth. Rev	5.250%	7/1/2013 (1)	4,075	4,616
Puerto Rico Electric Power Auth. Rev	5.500%	7/1/2017 (1)	5,000	5,897
Puerto Rico GO	5.500%	7/1/2014 (3)	5,000	5,798
Puerto Rico GO	5.500%	7/1/2019 (2)	2,500	2,963
Puerto Rico GO	5.500%	7/1/2022 (3)	3,500	4,189
Puerto Rico Govt. Dev. Bank VRDO	2.850%	6/7/2005 (1)	2,600	2,600
Puerto Rico Highway & Transp. Auth. Rev	5.500%	7/1/2012 (3)	5,080	5,794
Puerto Rico Housing Finance Corp. Home Mortgage Rev	5.300%	12/1/2028	2,235	2,310
Puerto Rico Muni. Finance Agency	5.000%	8/1/2013 (4)	3,900	4,303
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.250%	7/1/2012 (Prere.)	1,100	1,222
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.250%	7/1/2036	400	422
Puerto Rico Public Finance Corp.	5.500%	2/1/2012 (Prere.)	2,015	2,284
Puerto Rico Public Finance Corp.	5.125%	6/1/2024 (2)	2,155	2,463
Puerto Rico Public Finance Corp.	5.500%	8/1/2029	665	714
Virgin Islands Public Finance Auth. Rev	5.000%	10/1/2009	1,450	1,538
Virgin Islands Public Finance Auth. Rev	5.250%	10/1/2020	1,000	1,082

TOTAL MUNICIPAL BONDS
(Cost $454,259)				476,331

Massachusetts Tax-Exempt Fund	Market Value• (000)
OTHER ASSETS AND LIABILITIES (0.8%)

Other Assets--Note B	$8,406
Liabilities	(4,620)

3,786

NET ASSETS (100%)

Applicable to 46,439,185 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$480,117

NET ASSET VALUE PER SHARE	$10.34

•See Note A in Notes to Financial Statements.
 *Securities with a value of $1,321,000 have been segregated as initial margin for open futures contracts.
**Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the value of this security represented 0.8% of net assets.
For key to abbreviations and other references, see below.

AT MAY 31, 2005, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$460,450	$9.91
Undistributed Net Investment Income	--	--
Accumulated Net Realized Losses	(2,537)	(.05)
Unrealized Appreciation
Investment Securities	22,072.48
Futures Contracts	132	--

NET ASSETS	$480,117	$10.34

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note	Scheduled principal and interest payments are guaranteed by:
COP--Certificate of Participation	(1) MBIA (Municipal Bond Insurance Association).
CP--Commercial Paper	(2) AMBAC (Ambac Assurance Corporation).
FR--Floating Rate	(3) FGIC (Financial Guaranty Insurance Company).
GAN--Grant Anticipation Note	(4) FSA (Financial Security Assurance).
GO--General Obligation Bond	(5) BIGI (Bond Investors Guaranty Insurance).
IDA--Industrial Development Authority Bond.	(6) Connie Lee Inc.
IDR--Industrial Development Revenue Bond.	(7) FHA (Federal Housing Authority).
PCR--Pollution Control Revenue Bond	(8) CapMAC (Capital Markets Assurance Corporation).
PUT--Put Option Obligation	(9) American Capital Access Financial Guaranty Corporation.
RAN--Revenue Anticipation Note	(10) XL Capital Assurance Inc.
TAN--Tax Anticipation Note	(11) CIFG (CDC IXIS Financial Guaranty).
TOB--Tender Option Bond	The insurance does not guarantee the market value of the
TRAN--Tax Revenue Anticipation Note	municipal bonds.
UFSD--Union Free School District
USD--United School District	LOC--Scheduled principal and interest payments are guaranteed
VRDO--Variable Rate Demand Obligation.	by bank letter of credit.
(ETM)--Escrowed to Maturity
(Prere.)--Prerefunded

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Massachusetts Tax-Exempt Fund Six Months Ended May 31, 2005 (000)

INVESTMENT INCOME
Income
Interest	9,659

Total Income	9,659

Expenses
The Vanguard Group--Note B
Investment Advisory Services	26
Management and Administrative	245
Marketing and Distribution	36
Custodian Fees	2
Shareholders' Reports	5

Total Expenses	314

NET INVESTMENT INCOME	9,345

REALIZED NET GAIN (LOSS)
Investment Securities Sold	426
Futures Contracts	(215)

REALIZED NET GAIN (LOSS)	211

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	6,161
Futures Contracts	485

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	6,646

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,202

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Massachusetts Tax-Exempt Fund
	Six Months Ended May 31, 2005 (000)	Year Ended Nov. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$9,345	$17,375
Realized Net Gain (Loss)	211	1,012
Change in Unrealized Appreciation (Depreciation)	6,646	(5,191)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,202	13,196

Distributions
Net Investment Income	(9,345)	(17,375)
Realized Capital Gain	--	--

Total Distributions	(9,345)	(17,375)

Capital Share Transactions1
Issued	60,967	113,059
Issued in Lieu of Cash Distributions	6,527	12,082
Redeemed	(44,169)	(85,272)

Net Increase (Decrease) from Capital Share Transactions	23,325	39,869

Total Increase (Decrease)	30,182	35,690

Net Assets
Beginning of Period	449,935	414,245

End of Period	$480,117	$449,935

1Shares Issued (Redeemed)
Issued	5,928	11,041
Issued in Lieu of Cash Distributions	635	1,183
Redeemed	(4,303)	(8,374)

Net Increase (Decrease) in Shares Outstanding	2,260	3,850

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Massachusetts Tax-Exempt Fund

	Six Months Ended	Year Ended November 30,
For a Share Outstanding Throughout Each Period	May 31, 2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$10.18	$10.27	$10.05	$9.97	$9.60	$9.25

Investment Operations
Net Investment Income	.207	.418	.443	.465	.476	.479
Net Realized and Unrealized Gain (Loss) on Investments	.160	(.090)	.220	.080	.370	.350

Total from Investment Operations	.367	.328	.663	.545	.846	.829

Distributions
Dividends from Net Investment Income	(.207)	(.418)	(.443)	(.465)	(.476)	(.479)
Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.207)	(.418)	(.443)	(.465)	(.476)	(.479)

Net Asset Value, End of Period	$10.34	$10.18	$10.27	$10.05	$9.97	$9.60

Total Return	3.63%	3.25%	6.70%	5.58%	8.93%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$480	$450	$414	$375	$294	$183
Ratio of Total Expenses to Average Net Assets	0.14%*	0.14%	0.16%	0.14%	0.16%	0.19%
Ratio of Net Investment Income to Average Net Assets	4.04%*	4.08%	4.35%	4.63%	4.77%	5.15%
Portfolio Turnover Rate	9%*	7%	24%	16%	26%	34%

*Annualized

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2005, the fund had contributed capital of $60,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at November 30, 2004, the fund had capital losses of $537,000 available to offset future net capital gains through November 30, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $2,564,000 through November 30, 2004, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes. At May 31, 2005, net unrealized appreciation of investment securities for tax purposes was $19,508,000, consisting of unrealized gains of $20,005,000 on securities that had risen in value since their purchase and $497,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

10-Year U.S. Treasury Note	215	$24,352	$132

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended May 31, 2005, the fund purchased $24,669,000 of investment securities and sold $18,646,000 of investment securities, other than temporary cash investments.

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended May 31, 2005
Massachusetts Tax-Exempt Fund	Beginning Account Value 11/30/2004	Ending Account Value 5/31/2005	Expenses Paid During Period*

Based on Actual
Fund Return	$1,000.00	$1,036.35	$0.71

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,024.23	$0.71

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

TRUSTEES RENE W ADVISORY ARRANGEMENT

The board of trustees of Vanguard Massachusetts Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $580 billion in assets (stocks and bonds). Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and its peer group. The board noted that the fund has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that Vanguard Massachusetts Tax-Exempt Fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online. You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1682 072005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 14, 2005

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 14, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.